UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 21, 2013 (August 16, 2013)

Northrim BanCorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Alaska	0-33501	92-0175752
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3111 C Street, Anchorage, Alaska		99503
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	907-562-0062

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On August 14, 2013, Christopher N. Knudson notified Northrim BanCorp, Inc. (the “Company”) and its wholly owned subsidiary, Northrim Bank (the “Bank”) that he intends to resign from his position as Executive Vice President and Chief Operating Officer of the Company and the Bank effective August 16, 2013, due to disabling health issues.  Mr. Knudson joined the Bank as Senior Vice President and Chief Financial Officer in 1990 and was appointed Executive Vice President, Chief Financial Officer and Chief Operating Officer and member of the Bank’s Board of Directors in 1998.  In 2004, Mr. Knudson was named Executive Vice President and Chief Operating Officer of the Bank and the Company.  Mr. Knudson’s resignation was not due to any disagreement between Mr. Knudson and the Company or the Bank on any matter relating to the Company's or the Bank’s operations, policies, or practices.

(c) In connection with Mr. Knudson’s resignation, Joseph M. Schierhorn was appointed to the position of Chief Operating Officer of the Company and the Bank, effective August 16, 2013. Mr. Schierhorn will also continue to serve as the Executive Vice President, Chief Financial Officer, and Corporate Secretary of the Company and the Bank.  Mr. Schierhorn joined the Bank in 1990 as Vice President and Commercial Loan Officer, was appointed Senior Vice President, Commercial Loan and Compliance Manager in 2000 and in 2001 was named an executive officer as Senior Vice President, Chief Financial Officer and Compliance Manager of the Company and the Bank.  He was named Executive Vice President, Chief Financial Officer in 2005 and Corporate Secretary in 2013.  Mr. Schierhorn earned his Juris Doctor and Masters in Management in 1985 and is a certified public accountant and member of the Alaska Bar Association.

A copy of the press release issued by the Company on August 21, 2013 announcing Mr. Knudson’s resignation and the appointment of Mr. Schierhorn is attached as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements – not applicable.
(b)	Proforma financial information – not applicable.
(c)	A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrim BanCorp, Inc.

August 21, 2013	By:	/s/ Joseph M. Schierhorn

Name: Joseph M. Schierhorn
Title: EVP, Chief Financial Officer and Chief Operating Officer